UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2009

GENENTECH, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-9813	94-2347624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 DNA Way

South San Francisco, California 94080-4990

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (650) 225-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 19, 2009, Genentech, Inc. sent its employees via email the following information about exercising stock options in light of the pending tender offer by Roche Investments USA Inc.:

If you wish to exercise any of your vested stock options prior to when the tender offer and merger may be completed, you must do so no later than 1:00 pm Pacific time on Friday March 20, 2009. Prior to that deadline, you may exercise vested stock options through the normal procedures by contacting your broker or the stock administration group. For administrative reasons you will not be permitted to exercise stock options after 1:00 pm Pacific time on Friday March 20, 2009 until the earlier of the completion of the merger and April 1, 2009. You may not exercise any stock option if it is not vested.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENENTECH, INC.

Date: March 20, 2009	/s/ Stephen G. Juelsgaard
Stephen G. Juelsgaard
Executive Vice President, Secretary and
Chief Compliance Officer